UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2011

Tornier N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fred Roeskestraat 123 1076 EE Amsterdam, The Netherlands	None
(Address of Principal Executive Offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

On June 16, 2011, Tornier N.V. held its Annual General Meeting of Shareholders.  Tornier’s shareholders considered six proposals, each of which is described in more detail in Tornier’s definitive proxy statement filed with the Securities and Exchange Commission on May 6, 2011. The final results of such shareholder voting on each proposal brought before the meeting were as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 1—Election of three directors, each to serve for a term of three years

Election of Pascal E.R. Girin or Alain Tornier for director (Votes cast “For” reflected a vote to elect Mr. Girin; votes cast “Against” reflected a vote to elect Mr. Tornier.)	33,142,919	16,698	800	1,412,115

Election of Alain Tornier or Elizabeth H. Weatherman for director (Votes cast “For” reflected a vote to elect Mr. Tornier; votes cast “Against” reflected a vote to elect Ms. Weatherman.)	30,164,870	2,971,347	24,200	1,412,115

Election of Elizabeth H. Weatherman or Kevin M. Klemz for director (Votes cast “For” reflected a vote to elect Ms. Weatherman; votes cast “Against” reflected a vote to elect Mr. Klemz.)	29,813,949	3,323,093	23,375	1,412,115

Proposal 2—Ratification of the appointment of Ernst & Young LLP as Tornier’s independent registered public accounting firm for the fiscal year ending January 1, 2012	34,557,544	14,221	767	0

Proposal 3— Advisory vote on executive compensation	32,967,261	187,514	5,642	1,412,115

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Proposal 4—Advisory vote on the frequency of an executive compensation advisory vote	4,001,644	128,892	29,029,131	750	1,412,115

	For	Against	Abstain	Broker Non-Votes
Proposal 5—Adoption of Tornier’s statutory annual accounts, as prepared in accordance with Dutch law, for the fiscal year ended January 2, 2011	33,137,266	1,800	21,351	1,412,115

Proposal 6—Release of the members of Tornier’s board of directors from liability with respect to the exercise of their duties during the fiscal year ended January 2, 2011	34,454,406	104,174	13,952	0

With respect to Proposal 1, each of Mr. Girin, Mr. Tornier and Ms. Weatherman was elected by Tornier’s shareholders by the required vote.

Each of Proposals 2, 3, 5 and 6 was approved by Tornier’s shareholders by the required vote.

With respect to Proposal 4, the frequency of “every three years” received the affirmative vote of a plurality of the shares present at the meeting, whether in person or by proxy.  As this vote was consistent with the recommendation of the Board of Directors of Tornier, the Board of Directors of Tornier has determined that Tornier will hold a non-binding advisory vote on executive compensation every three years until the next required vote on the frequency of an executive compensation advisory vote. Tornier is currently required to hold votes on the frequency of an executive compensation advisory vote every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2011	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary